Accrued Expenses And Other Current Liabilities - Summary of Accrued Liabilities And Other Liabilities Current (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Payables and Accruals [Abstract]
Accrued outsourcing expenses	¥ 328,531	$ 45,009	¥ 290,101
Accrued utilities and other expenses	173,205	23,729	131,775
VAT and other tax payable	117,591	16,110	98,662
Accrued transportation and logistic expenses	72,541	9,938	64,066
Other Liabilities	75,212	10,304	71,804
Total	¥ 767,080	$ 105,090	¥ 656,408